                                                                     EXHIBIT 4.N

                                 AMENDMENT NO. 4
                                       TO
                    POST-PETITION LOAN AND SECURITY AGREEMENT


     This AMENDMENT NO. 4 TO POST-PETITION LOAN AND SECURITY AGREEMENT (this "Amendment") dated February 9, 2001, is by and among BANK OF AMERICA, N.A. ("Agent"), the Lenders signatory hereto, FRUIT OF THE LOOM, INC. ("Borrower"), and FRUIT OF THE LOOM, LTD. and certain domestic Subsidiaries of Borrower ("Guarantors").

     WHEREAS, the parties hereto are parties to a Post-Petition Loan and Security Agreement dated as of December 29, 1999 (as from time to time amended, the "Loan Agreement"); and

     WHEREAS, the parties hereto desire to amend the Loan Agreement as herein set forth.

     NOW, THEREFORE, for and in consideration of the mutual covenants set forth herein and in the Loan Agreement, the parties hereto agree as follows:

     1.   Amendments.

          (a) In Section 1.1, the last sentence of the definition of "Borrowing Base" is amended to read as follows:

                    "Aggregate Revolving Loans advanced against Eligible
               Inventory shall not exceed $275,000,000."

          (b) The fiscal periods ending on September 30, 2001 and December 31, 2001 are added to the definition of "Fiscal Quarter".

          (c) The fiscal periods ending on June 30, 2001; July 28, 2001; August 25, 2001; September 29, 2001; October 27, 2001, November 24, 2001
     and December 31, 2001 are added to the definition of "Fiscal Month."

          (d) In Section 1.1, the definition of "Maximum Revolver Amount" is amended to read in its entirety as follows:

                    "Maximum Revolver Amount" means $350,000,000."

          (e) In Section 1.1, the definition of "Stated Termination Date" is amended to read in its entirety as follows:

                    "Stated Termination Date" means December 31, 2001."

          (f) In Section 2.1, the definition of "Total Facility" is amended to reduce the amount thereof to $450,000,000 (reflecting a reduction of the Revolving Loan Commitment of $125,000,000 and a permanent pay-down of the Term Loan of $50,000,000).

          (g) Each Lender's Revolving Loan Commitment and Total Commitment as set forth in Schedule 1.1 to the Loan Agreement shall be reduced by such Lender's Pro Rata Share of $125,000,000.

          (h) In Section 9.23 (Capital Expenditures), the limitations set forth for the last two measuring periods are amended and two additional measuring periods are added as follows:

                    "Period                                      Maximum Capital
                     ------                                      Expenditures
                                                                 ---------------

                    December 31, 2000 to March 31, 2001             $30,000,000

                    December 31, 2000 to June 30, 2001              $50,000,000

                    December 31, 2000 to September 30, 2001         $65,000,000

                    December 31, 2000 to December 31, 2001          $75,000,000"

          (i) In Section 9.25 (EBITDAR), two additional measuring periods are added as follows:

                    "Period                                      Minimum EBITDAR
                     ------                                      ---------------


                    December 31, 2000 to September 30, 2001        $102,991,000

                    December 31, 2000 to December 31, 2001         $128,445,000"

     2. Conditions to Effectiveness. This Amendment shall be effective upon satisfaction of the following conditions precedent:

          (a) Execution and delivery of this Amendment by all Lenders, Borrower and Guarantors;

          (b)  Approval by the Bankruptcy Court;

          (c) Payment to each Lender of an amendment fee equal to its Commitment (as in effect immediately after giving effect to the reduction in the Commitments reflected in Section 1.(d) above) multiplied by .0020; and

          (d) Payment to Agent of an administration fee of 5 basis points with respect of all of the Commitments (as in effect immediately after giving effect to the reduction in the Commitments reflected in Section 1.(d) above).

          The Commitment reduction of $125,000,000 reflected in Section 1.(d) above shall be effective on the later of (i) March 1, 2001 or (ii) the first day of the first calendar month following the execution and delivery of this Amendment by all parties.

     3.   Reference to and Effect Upon the Loan Agreement.

          (a) Except as specifically amended above, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (b) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

     4. Defined Terms. Except as otherwise defined herein, all defined terms herein shall have the meanings ascribed thereto in the Loan Agreement.

     5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

     6. Headings. Section headings in this amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

     7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                            (signature page follows)

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                                   BANK OF AMERICA, N.A.,
                                   as Agent and Lender


                                   By:
                                      ---------------------------------------
                                   Name:    Beverly J. Gray
                                   Title:   Senior Vice President


                                   AMSOUTH BANK, as Lender


                                   By:
                                      ---------------------------------------
                                   Name:
                                            ---------------------------------
                                   Title:
                                            ---------------------------------


                                   THE BANK OF NOVA SCOTIA, as Lender


                                   By:
                                      ---------------------------------------
                                   Name:
                                            ---------------------------------
                                   Title:
                                            ---------------------------------


                                   CIT GROUP/COMMERCIAL SERVICES, INC.,
                                   as Lender


                                   By:
                                      ---------------------------------------
                                   Name:
                                            ---------------------------------
                                   Title:
                                            ---------------------------------


                                   CITICORP USA, INC., as Lender


                                   By:
                                      ---------------------------------------
                                   Name:
                                            ---------------------------------
                                   Title:
                                            ---------------------------------

                                   CONGRESS FINANCIAL CORPORATION
                                   (CENTRAL), as Lender


                                   By:
                                      ---------------------------------------
                                   Name:
                                            ---------------------------------
                                   Title:
                                            ---------------------------------


                                   CREDIT AGRICOLE INDOSUEZ, as Lender


                                   By:
                                      ---------------------------------------
                                   Name:
                                            ---------------------------------
                                   Title:
                                            ---------------------------------


                                   CREDIT SUISSE FIRST BOSTON, as Lender


                                   By:
                                      ---------------------------------------
                                   Name:
                                            ---------------------------------
                                   Title:
                                            ---------------------------------


                                   debis FINANCIAL SERVICES, INC., as Lender


                                   By:
                                      ---------------------------------------
                                   Name:
                                            ---------------------------------
                                   Title:
                                            ---------------------------------


                                   FLEET CAPITAL CORPORATION, as Lender


                                   By:
                                      ---------------------------------------
                                   Name:
                                            ---------------------------------
                                   Title:
                                            ---------------------------------

                                   FOOTHILL CAPITAL CORPORATION,
                                   as Lender


                                   By:
                                      ---------------------------------------
                                   Name:
                                            ---------------------------------
                                   Title:
                                            ---------------------------------


                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION, as Lender


                                   By:
                                      ---------------------------------------
                                   Name:
                                            ---------------------------------
                                   Title:
                                            ---------------------------------


                                   GMAC BUSINESS CREDIT, LLC, as Lender


                                   By:
                                      ---------------------------------------
                                   Name:
                                            ---------------------------------
                                   Title:
                                            ---------------------------------


                                   GOLDMAN SACHS CREDIT PARTNERS, L.P.,
                                   as Lender

                                   By:
                                      ---------------------------------------
                                   Name:
                                            ---------------------------------
                                   Title:
                                            ---------------------------------


                                   HELLER FINANCIAL, INC., as Lender


                                   By:
                                      ---------------------------------------
                                   Name:
                                            ---------------------------------
                                   Title:
                                            ---------------------------------

                                   ISRAEL DISCOUNT BANK, as Lender

                                   By:
                                      ---------------------------------------
                                   Name:
                                            ---------------------------------
                                   Title:
                                            ---------------------------------


                                   LASALLE BUSINESS CREDIT, INC.,
                                   as Lender


                                   By:
                                      ---------------------------------------
                                   Name:
                                            ---------------------------------
                                   Title:
                                            ---------------------------------


                                   NATIONAL CITY COMMERCIAL FINANCE,
                                   INC., as Lender


                                   By:
                                      ---------------------------------------
                                   Name:
                                            ---------------------------------
                                   Title:
                                            ---------------------------------


                                   THE PROVIDENT BANK, as Lender


                                   By:
                                      ---------------------------------------
                                   Name:
                                            ---------------------------------
                                   Title:
                                            ---------------------------------


                                   TRANSAMERICA BUSINESS CREDIT
                                   CORPORATION, as Lender


                                   By:
                                      ---------------------------------------
                                   Name:
                                            ---------------------------------
                                   Title:
                                            ---------------------------------

                                   BORROWER
                                   --------
                                   in its capacity as
                                   debtor-in-possession:

                                   FRUIT OF THE LOOM, INC.,
                                   a Delaware corporation


                                   By:
                                      ---------------------------------------
                                   Name:    Brian J. Hanigan
                                   Title:   Vice-President and Treasurer

GUARANTORS
each in its capacity as
debtor-in-possession:
                                   MARTIN MILLS, INC.,
                                   a Louisiana corporation

                                   PRO PLAYER, INC.,
                                   a New York corporation

                                   RABUN APPAREL, INC.,
                                   a Georgia corporation

                                   SALEM SPORTSWEAR CORPORATION,
                                   a Delaware corporation

                                   UNION SALES, INC.,
                                   a Delaware corporation

                                   UNION YARN MILLS, INC.,
                                   an Alabama corporation

                                   WHITMIRE MANUFACTURING, INC.,
                                   a South Carolina corporation

                                   WINFIELD COTTON MILL, INC.,
                                   an Alabama corporation

                                   FTL REGIONAL SALES COMPANY, INC.,
                                   a Delaware corporation

                                   LEESBURG YARN MILLS, INC.,
                                   an Alabama corporation

                                   SALEM SPORTSWEAR, INC.,
                                   a New Hampshire corporation

                                   FRUIT OF THE LOOM TRADING COMPANY,
                                   a Delaware corporation

                                   UNION UNDERWEAR COMPANY, INC.,
                                   a New York corporation

                                   ALICEVILLE COTTON MILL, INC.,
                                   an Alabama corporation

                                   THE B.V.D. LICENSING CORPORATION,
                                   a Delaware corporation

                                   FAYETTE COTTON MILL, INC.,
                                   an Alabama corporation

                                   FOL CARIBBEAN CORPORATION,
                                   a Delaware corporation

                                   FRUIT OF THE LOOM ARKANSAS, INC.,
                                   an Arkansas corporation

                                   FRUIT OF THE LOOM CARIBBEAN, INC.,
                                   a Delaware corporation

                                   FRUIT OF THE LOOM, INC.,
                                   a New York corporation

                                   FRUIT OF THE LOOM TEXAS, INC.,
                                   a Texas corporation

                                   FTL SALES COMPANY, INC.,
                                   a New York corporation

                                   GITANO FASHIONS LIMITED,
                                   a Delaware corporation

                                   GREENVILLE MANUFACTURING, INC.,
                                   a Mississippi corporation

                                   JET SEW TECHNOLOGIES, INC.,
                                   a New York corporation

                                   NWI LAND MANAGEMENT, INC.,
                                   a Delaware corporation

                                   ARTEX MANUFACTURING COMPANY, INC.,
                                   a Delaware corporation

                                   FTL INVESTMENTS, INC.,
                                   a Delaware corporation

                                   LEESBURG KNITTING MILLS, INC.,
                                   an Alabama corporation

                                   DEKALB KNITTING CORP.,
                                   an Alabama corporation

                                   SHERMAN WAREHOUSE CORP.,
                                   a Mississippi corporation


                                   FTL SYSTEMS, INC.,
                                   a Tennessee corporation


                                   By:
                                        ------------------------------------
                                   Name:  Brian J. Hanigan
                                   Title: Vice President and a Financial Officer
                                          of each of the foregoing entities
                                          identified as a Guarantor


                                   FRUIT OF THE LOOM, LTD.,
                                   a Cayman Islands corporation


                                   By:
                                        ----------------------------------------
                                   Name:
                                          -------------------------------------
                                   Title:
                                          --------------------------------------